UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2007

TOWERSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33449 (Commission File Number)	20-8259086 (IRS Employer Identification No.)

55 Hammarlund Way Middletown, RI (Address of Principal Executive Offices)	02842 (Zip Code)

(401) 848-5848
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 6, 2007, Towerstream Corporation issued a press release announcing that it will raise $40 million in connection with a registered direct offering of its common stock to be placed by Lazard Capital Markets LLC, Canaccord Adams Inc. and Morgan Joseph & Co. Inc., subject to customary closing conditions.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 6, 2007	TOWERSTREAM CORPORATION
	By:	/s/ Jeffrey M. Thompson
Jeffrey M. Thompson Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 6, 2007